Exhibit 3.7

ROSS MILLER	STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE	SCOTT W. ANDERSON
Secretary of State		Deputy Secretary for Commercial Recordings

Certified Copy

September 4, 2014

Job Number:	C20140904-0885
Reference Number:	00004385113-45
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C5252-1987-001	Articles of Incorporation	4 Pages/1 Copies
C5252-1987-003	Amendment	2 Pages/1 Copies
20120682417-43	Amendment	2 Pages/1 Copies
20100947903-15	Convert In	3 Pages/1 Copies
20100947904-26	Articles of Organization	1 Pages/1 Copies
20120102144-67	Amendment	2 Pages/1 Copies
20130666430-91	Merge In	6 Pages/1 Copies
20130666442-34	Merge In	6 Pages/1 Copies

Respectfully,
/s/ Ross Miller
ROSS MILLER Secretary of State

Certified By: Christine Rakow
Certificate Number: C20140904-0885
You may verify this certificate
online at http://www.nvsos.gov/

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA JUL 10 1987 FRANKIE SUE DEL PAPA SECRETARY OF ST No. 5252-87	ARTICLES OF INCORPORATION OF HARRAH’S LAUGHLIN, INC.	FILING FEE: 75.00 BY: HARRAH’S LAUGHLIN 300 EAST SECOND ST. RENO, NV 39501

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned do hereby associate themselves into a corporation, under and by virtue of the Nevada Revised Statues. Title 7. Chapter 78, as amended, and do hereby certify and adopt the following Articles of Incorporation:

ARTICLE I

The name of the corporation is Harrah’s Laughlin, Inc.

ARTICLE II

The location of the principal office of the corporation in the State of Nevada is 300 East Second Street, Reno, Nevada. Branch offices may hereafter be established at such other place or places, either within or without the State of Nevada as may be determined from time to time by the Board of Directors.

ARTICLE III

The purpose for which said corporation is formed is to engage in any lawful activity.

ARTICLE IV

The amount of the authorized capital stock of this corporation is 1,000 shares with no par value.

Any and all shares of stock of this corporation of any class shall be paid in as the Board of Directors may designate and as provided by law, in cash, real or personal property, option to purchase, or any other valuable right or thing, for the uses and purposes of the corporation, and said shares of stock when issued in exchange therefor shall thereupon and thereby become and be fully paid, the same as though paid for in cash, and shall be nonassessable forever, and the judgment of the Board of Directors of the corporation concerning the value of the property, right or thing, acquired in purchase or exchange for capital stock shall be conclusive.

ARTICLE V

Members of the governing board shall be known as “Directors”, and the number thereof shall be not less than three (3) nor more than six (6), the exact number to be fixed by the Board of Directors of the corporation, provided that the number so fixed by the Directors may be increased or decreased from time to time.

ARTICLE VI

The names and addresses of the first Board of Directors of the corporation, which are three (3), are as follows:

Patricia Becker

P.O. Box 10

Reno, Nevada 89520

Thomas J. Carr, Jr.

P.O. Box 10

Reno, Nevada 89520

Philip G. Satre

P.O. Box 10

Reno, Nevada 89520

ARTICLE VII

The stock of this corporation, after the amount of the subscription price, or par value has been fully paid in, shall be nonassessable forever, and shall not be subject to pay the debts of the corporation.

ARTICLE VIII

The names and addresses of the subscribers signing these Articles of Incorporation are as follows:

Patricia Becker

P.O. Box 10

Reno, Nevada 89520

Thomas J. Carr, Jr.

P.O. Box 10

Reno, Nevada 89520

Philip G. Satre

P.O. Box 10

Reno, Nevada 89520

ARTICLE IX

The corporation is to have a perpetual existence.

ARTICLE X

A resolution, in writing, signed by all of the members of the Board of Directors of the corporation, shall be and constitute action by the Board of Directors to the effect therein expressed with the same force and effect as though such resolution has been passed at a duly convened meeting, and it shall be the duty of the Secretary to record every such resolution in the Minute Book of the corporation under its proper date.

ARTICLE XI

The Directors shall have the power to make and alter the By-Laws of the corporation. By-Laws so made by the Directors under the power so conferred may be altered, amended, or repealed by the Directors or by the Stockholders at any meeting called and held for that purpose.

IN WITNESS WHEREOF, we have hereunto set our hands and executed these Articles of Incorporation this 10th day of July, 1987.

/s/ Patricia Becker
Patricia Becker

/s/ Thomas J. Carr, Jr.
Thomas J. Carr, Jr.

/s/ Philip G. Satre
Philip G. Satre

STATE OF NEVADA	)
	)	ss:
COUNTY OF WASHOE	)

On this 10th day of July, 1987, personally appeared before the undersigned, a Notary Public in and for the County of Washoe, State of Nevada, Patricia Becker, Thomas J. Carr, Jr., and Philip G. Satre, known to me to be the persons described in and who executed the foregoing instrument freely and voluntarily and for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Tina Webb
Notary Public

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA APR 22 1988 FRANKIE SUE DEL PAPA SECRETARY OF ST 5252-87	CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF HARRAH’S LAUGHLIN, INC.	FILING FEE: $50.00 BY: HARRAH’S 15TH FLOOR RIVER ROCK [ILLEGIBLE] RENO CARSON MESSENGER 527 LANDER ST RENO, NV 89509

We the undersigned as President and Secretary of Harrah’s Laughlin, Inc., a Nevada corporation, do hereby certify:

That the Board of Directors of said corporation by unanimous consent on the 27th day of January, 1988, adopted a resolution to amend the original Articles as follows:

Article XII shall be amended to read as follows:

Every person who was or is a party, or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time-to-time against all expenses, liability and loss (including attorney’s fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right if indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time-to-time with respect to indemnification, to provide at all times the fullest indemnification permitted by the law of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

We further hereby certify that subsequent thereto, the written consent of all the stockholders of the Corporation was secured approving the amendment of the Articles of Incorporation as provided in the foregoing resolution.

Dated this 29th day of March, 1988.

/s/ Philip G. Satre
Philip G. Satre
President & Chief Executive Officer

/s/ Patricia Becker
Patricia Becker Secretary

STATE OF NEVADA	)
	)	ss.
COUNTY OF WASHOE	)

On March 29, 1988 personally appeared before me a Notary Public, Philip G. Satre and Patricia Becker who acknowledged that they executed the above instrument.

/s/ Frankie R. Roesler

G.C.B. CARSON CITY DIV OF INVESTIGATION MAR 04 1988 RECD APPLICANT SERVICES
FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA AUG 29 1988 FRANKIE SUE DEL PAPA SECRETARY OF ST 5252-87	CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF HARRAH’S LAUGHLIN, INC.	FILING FEE: $50.00 BY: HOLIDAY CASINO 3473 LAS VEGAS BLVD. SOUTH LAS VEGAS, NV 89109

We the undersigned as President and Secretary of Harrah’s Laughlin, Inc., a Nevada corporation, do hereby certify:

That the Board of Directors of said corporation by unanimous consent on the 29th day of February, 1988, adopted a resolution to amend the original Articles as follows:

Article III shall be amended to read as follows:

The purposes for which the Corporation are formed are:

(a) To conduct gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America; and,

(b) To engage in any other business or activity not forbidden by law or these Articles of Incorporation.

Article VIII shall be added to read as follows:

(a) The Corporation shall not issue any stock or securities except in accordance with the provisions of the Nevada Gaming Control Act and the Regulations thereunder. The issuance of any stock or securities in violation thereof shall be ineffective and such stock or securities shall be deemed not to be issued and outstanding until (1) the Corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, be affirmative action, validate such issuance or waive any defect in issuance.

(b) No stock or securities issued by the Corporation and no interest, claim, or charge therein or thereto shall be transferred in any manner whatsoever, except in accordance with the provision of the Nevada Gaming Control Act and the regulations thereunder. Any transfer in violation thereof shall be ineffective until (1) the corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, be affirmative action, validate said transfer or waive any defect in said transfer.

(c) If the Commission at any time determines that a holder of stock or other securities of this corporation is unsuitable to hold such securities, then, until such securities are suitable to own them, (1) the corporation shall not be required or permitted to pay any dividend or interest with regard to the securities, (2) the holder of such securities shall not for any purposes be included in the securities of the Corporation entitled to vote, and (3) the Corporation shall not pay any remuneration in any form to the holder of the Securities.

We further hereby certify that subsequent thereto, the written consent of all the stockholders of the Corporation was secured approving the amendment of the Articles of Incorporation as provided in the foregoing resolution.

Dated this 2nd day of March, 1988.

/s/ Philip G. Satre
Philip G. Satre
President & Chief Executive Officer

/s/ Patricia Becker
Patricia Becker Secretary

STATE OF NEVADA	)
	)	ss.
COUNTY OF WASHOE	)

On March 2, 1988 personally appeared before me a Notary Public, Philip G. Satre and Patricia Becker who acknowledged that they executed the above instrument.

Frankie R. Roesler

APPROVED FOR COMPLIANCE WITH NRS CHAPTER 463 ONLY Nevada Gaming Commission

ROSS MILLER
Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708

Website: www.nvsos.gov

	Filed in the office of	Document Number
20100947903-15
	/s/ Ross Miller	Filing Date and Time
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1	Ross Miller	12/22/2010 12:25 PM
	Secretary of State	Entity Number
	State of Nevada	C5252-1987

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Harrah’s Laughlin, Inc.
Name of constituent entity
Nevada	Corporation
Jurisdiction	Entity type *

and,
Harrah’s Laughlin, LLC
Name of resulting entity
Nevada	Limited Liability Company
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☒	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

*	corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1
Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	n/a

c/o:

5.	Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*

12-31-2010

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Harrah’s Laughlin, Inc.

Name of constituent entity

X

	Secretary	12-13-2010
Signature	Title	Date

*	Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2
Revised: 10-16-09

PLAN OF CONVERSION OF HARRAH’S LAUGHLIN. INC.

Plan of Conversion adopted for Harrah’s Laughlin, Inc., a business corporation organized under the laws of the State of Nevada on July 10, 1987:

1. The name and address of the constituent entity is Harrah’s Laughlin, Inc., One Caesars Palace Drive, Las Vegas, Nevada 89109, and it is governed by the laws of the State of Nevada.

2. The name and address of the proposed resulting entity is Harrah’s Laughlin, LLC, One Caesars Palace Drive, Las Vegas, Nevada 89109, and it will be governed by the laws of the State of Nevada.

3. Harrah’s Laughlin, Inc. shall, pursuant to the provisions of the laws of the State of Nevada, be converted to a limited liability company, to wit, Harrah’s Laughlin, LLC, which shall be the resulting entity and which shall continue to exist as said resulting entity under the name “Harrah’s Laughlin, LLC” pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Harrah’s Laughlin, Inc., which is sometimes referred to as the “constituent entity”, shall cease upon the effective date of the conversion pursuant to the provisions of the Nevada Revised Statutes.

4. The Articles of Organization of the resulting entity when the conversion becomes effective shall be the Articles of Organization of said resulting entity and said Articles of Organization shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

5. The Member of the resulting entity when the conversion becomes effective shall be the Member of the resulting entity.

6. At the effective time of the conversion and without any action on the part of the constituent entity or the resulting entity, each share of capital stock of the constituent entity shall be cancelled and retired and cease to exist and no consideration shall be delivered in exchange therefore.

7. The officers of the constituent entity are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Conversion or of the conversion herein provided.

The effective time of the Plan of Conversion, and the time when the conversion therein agreed upon shall become effective, shall be December 31, 2010.

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

	Filed in the office of	Document Number
	/s/ Ross Miller	20100947904-26
	Ross Miller	Filing Date and Time
Articles of Organization Limited-Liability Company (PURSUANT TO NRS CHAPTER 86)	Secretary of State	12/22/2010 12:25 PM
	State of Nevada	Entity Number
C5252-1987

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)	Harrah’s Laughlin, LLC			Check box if a Series Limited- Liability Company ☐

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:	CSC Services of Nevada, Inc.
Name
	☐ Noncommercial Registered Agent (name and address below)	OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
	2215-B Renaissance Drive		Las Vegas	Nevada	89119
	Street Address		City		Zip Code
Nevada
	Mailing Address (if different from street address)		City		Zip Code

3. Dissolution Date: (optional)	Latest date upon which the company is to dissolve (if existence is not perpetual):			perpetual

4. Management: (required)	Company shall be managed by:	☐ Manager(s)	OR ☒ Member(s)
(check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)	1)		Caesars Entertainment Corporation
Name
	One Caesars Palace Drive		Las Vegas	NV	89109
	Street Address		City	State	Zip Code
2)
Name

	Street Address		City	State	Zip Code
3)
Name

	Street Address		City	State	Zip Code

6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)
X /s/ Jill Eaton
Jill Eaton
	Name		Organizer Signature
	One Caesars Palace Drive		Las Vegas	NV	89109
	Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. CSC Services of Nevada, Inc.

	X By:			12/21/10
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity		Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 86 DLLC Articles Revised: 4-14-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Amendment to Articles of Organization (PURSUANT TO NRS 86.221)

Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20120102144-67
Filing Date and Time 02/13/2012 11:27 AM
Entity Number C5252-1987

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:
Harrah’s Laughlin, LLC

2. The company is managed by:	☐ Managers	OR (check only one box)	☒ Members
3. The articles have been amended as follows: (provide article numbers, if available)*
To add Article 8 to the Articles of Organization as follows:

“8. Compliance with Gaming Laws.

(a) The purpose and general nature of the business to be conducted by the Company is to own, operate, manage and conduct gaming in a hotel/casino in the State of Nevada. Subject to the Company’s operating agreement, the Company may also engage in any other lawful act or activity for which limited liability companies may be formed under the laws of the State of Nevada.

(CONTINUED ON ATTACHMENT)
4. Signature (must be signed by at least one manager or by a managing member):
X Signature

* 1)  if amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited,” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

   2)  If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 86.221 DLLC Amendment
Revised: 10-16-09
SEE ATTACHMENT

ATTACHMENT TO

AMENDMENT TO ARTICLES OF ORGANIZATION

OF

HARRAH’S LAUGHLIN, LLC

(Continued from previous page.)

(b) The purported sale, assignment, transfer, pledge, grant or exercise of an option to purchase or other disposition of any interest in the Company is ineffective unless and until approved by the Nevada Gaming Commission (the “Commission”). If at any time the Commission finds that a member is unsuitable to hold an interest in the Company, the Commission shall immediately notify the Company of that fact and the Company shall, within ten (10) days from the date that it receives the notice from the Commission, return to the unsuitable member the amount of his or her capital account as reflected on the books of the Company or such member shall dispose of such interest as provided by the gaming laws and regulations of the State of Nevada. Beginning on the date when the Commission serves notice of a determination of unsuitability, pursuant to applicable law, it is unlawful for the unsuitable member: (i) to receive any dividend or interest or any payment or distribution of any kind, including any share of the distribution of profits or cash or any other property of, or payments upon dissolution of, the Company, other than a return of capital; (ii) to exercise directly or through a proxy, trustee or nominee, any voting right conferred by such interest; (iii) to participate in the management of the business and affairs of the Company; or (iv) to receive any remuneration in any form from the Company or from any company holding a gaming license, for services rendered or otherwise. Any member that is found unsuitable by the Commission shall return all evidence of any ownership in the Company to the Company, and the unsuitable member shall no longer have any direct or indirect interest in the Company.

(c) Notwithstanding anything to the contrary expressed or implied in these Articles of Organization, as amended, to the extent permitted by applicable gaming laws and the Nevada gaming authorities, if a member has been found by the Commission to be unsuitable, the Company shall have the right to redeem such member’s interest in the Company, or the unsuitable member shall dispose of its member’s interest in the Company, on the terms, if any, provided in the Company’s operating agreement.”

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20130666430-91
Filing Date and Time 10/11/2013 8:20 AM
Entity Number C5252-1987

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article one.

Harrah’s Laughlin Mezz 9, LLC

Name of merging entity

Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Harrah’s Laughlin, LLC

Name of surviving entity

Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Harrah’s Laughlin Mezz 9, LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Harrah’s Laughlin, LLC
Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:09 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐	If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article eight.

Harrah’s Laughlin Mezz 9, LLC
Name of merging entity
X
	Secretary	10/11/13
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,

Harrah’s Laughlin, LLC
Name of surviving entity
X
	Secretary	10/11/13
Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Filed in the office of	Document Number
/s/ Ross Miller Ross Miller Secretary of State State of Nevada	20130666442-34
Filing Date and Time 10/11/2013 8:20 AM
Entity Number C5252-1987

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Harrah’s Laughlin Propco, LLC

Name of merging entity

Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Harrah’s Laughlin, LLC

Name of surviving entity

Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Harrah’s Laughlin Propco, LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Harrah’s Laughlin, LLC
Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available.
(NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:10 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐	If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article eight.

Harrah’s Laughlin Propco, LLC
Name of merging entity

	Secretary	10/11/13
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,

Harrah’s Laughlin, LLC
Name of surviving entity

	Secretary	10/11/13
Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 8-31-11